REVOCABLE PROXY

                    First Federal Savings Bank of New Mexico
                         SPECIAL MEETING OF STOCKHOLDERS
                                __________, 1998

     The undersigned hereby appoints the Board of Directors of First Federal Savings Bank of New Mexico (the "Bank"), and its survivor, with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of Common Stock of the Bank which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held on __________, 1998, at _:__ _.m., and at any and all adjournments thereof, as follows:

                                                           FOR  AGAINST  ABSTAIN
                                                           ---  -------  -------
I.   Approval of a proposal to adopt a holding  company
     structure  for the Bank with the  result  that the
     Bank  will  become a wholly  owned  subsidiary  of
     First  Federal  Bank  of the  Southwest,  Inc.  as
     provided in the Agreement and Plan of Merger.         [ ]    [ ]      [ ]

II.  Approval  of a proposal  to adjourn the Meeting in
     the  event  that  a  sufficient  number  of  votes
     necessary   to  approve  the   Agreement   is  not
     received.                                             [ ]    [ ]      [ ]

     In their discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" the listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Bank at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorney and proxy shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Bank, prior to the execution of this Proxy, of Notice of the Meeting and a Proxy Statement/Prospectus.


                                        Dated: ______________________, 1998


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          STREET ADDRESS                PRINT NAME OF STOCKHOLDER


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CITY             STATE    ZIP CODE      SIGNATURE OF STOCKHOLDER


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                                        PRINT NAME OF STOCKHOLDER


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                                        SIGNATURE OF STOCKHOLDER

                                        Please  sign exactly  as  your name
                                        appears  above on  this card.  When
                                        signing   as   attorney,  executor,
                                        administrator, trustee or guardian,
                                        please  give  your  full title.  If
                                        shares  are   held  jointly,   each
                                        holder should sign.

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        PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
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